SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 3, 2005

MAGUIRE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-31717 (Commission File Number)	04-3692625 (I.R.S. Employer Identification Number)

333 South Grand Avenue, Suite 400 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

213-626-3300
(Registrant?s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

? Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

? Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

? Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1 Press Release
EXHIBIT 99.2 Supplemental Package

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition

The information in this Item 2.02 of this Current Report is also being furnished under Item 7.01 - ?Regulation FD Disclosure? of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed ?filed? for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the ?Exchange Act?), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the ?Securities Act?), or the Exchange Act regardless of any general incorporation language in such filing.

On May 3, 2005, Maguire Properties, Inc. (the ?Company?) issued a press release announcing its financial results for the first quarter of 2005. That press release referred to certain supplemental information that is available on the Company?s website, free of charge, at www.maguireproperties.com. The text of the press release and the supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure

The information in this Item 7.01 of this Current Report is also being furnished under Item 2.02 - ?Results of Operations and Financial Condition? of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed ?filed? for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On May 3, 2005, the Company issued a press release announcing its financial results for the first quarter of 2005. That press release referred to certain supplemental information that is available on the Company?s website, free of charge, at www.maguireproperties.com. The text of the press release and the supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated May 3, 2005.

99.2	Maguire Properties, Inc. Supplemental Operating and Financial Data for the quarter ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/	Dallas E. Lucas
Dallas E. Lucas
Executive Vice President and
Chief Financial Officer

Dated: May 3, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 3, 2005.

99.2	Maguire Properties, Inc. Supplemental Operating and Financial Data for the quarter ended March 31, 2005.